SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                  October 3, 1995
               --------------------------------------------------

                Date of Report (Date of earliest event reported)



                                     CPAC, INC.
            -------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                   New York                               0-9600
         ----------------------------           ---------------------------

         State or other jurisdiction              Commission File Number
               of incorporation



                                     16-0961040
                            -------------------------
                             IRS Employer ID Number



                  2364 Leicester Road, Leicester, New York  14481
                --------------------------------------------------

                    (Address of Principal Executive Offices)



                                   (716) 382-3223
             -----------------------------------------------------

              (Registrant's telephone number, including area code)



             THE EXHIBIT INDEX IS LOCATED AT PAGE 6 OF THIS REPORT.



ITEM 1:     CHANGES IN CONTROL OF REGISTRANT
            See Answer to ITEM 5 of this Current Report

ITEM 2:     ACQUISITION OR DISPOSITION OF ASSETS
            Not Applicable

ITEM 3:     BANKRUPTCY OR RECEIVERSHIP
            Not Applicable

ITEM 4:     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            Not Applicable

ITEM 5:     OTHER EVENTS

            On October 3, 1995, the Registrant announced the successful completion of a private placement, on a best efforts basis, of one million, five hundred thousand (1,500,000) shares of its $.01 par value common stock to a number of accredited investors at $11.00 per common share. As a result of the completion of the placement, the number of the Registrant's issued and outstanding $.01 par value common stock increased from 4,341,114 common shares to 5,841,114 common shares. The purchase price for the placement shares represented a discount of 22.8% from the market price of the Registrant's common stock on the date of the offering, which discount was considered appropriate by management in the light of the nature and size of the offering.

            One million (1,000,000) of the placement shares representing a 17.12% interest in the Registrant, were sold to a limited liability company organized under the laws of the State of Delaware. Such investor has informed the Registrant that it acquired the shares for investment.

            In connection with the placement, the Registrant granted demand and piggyback registration rights to the investors with the expenses of such registration to be borne by the Registrant.

            The Registrant intends to utilize the net proceeds of the placement (estimated to be $15,482,000, after payment of the expenses incurred in connection with the issuance and distribution of the placement shares, certain of which are estimated as of the date of this Current Report) to amortize existing indebtedness, for working capital and for future acquisitions.

            For its services rendered in connection with the placement, the Registrant's investment banker received a 6% placement agency fee and 50,000 stock options exercisable at the market value of the Registrant's common stock on the day of the placement's closing.


ITEM 6:     RESIGNATIONS OF REGISTRANT'S DIRECTORS
            Not Applicable

ITEM 7:     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION, AND EXHIBITS

            A.    FINANCIAL STATEMENT OF BUSINESS ACQUIRED
                  Not Applicable
            B.    PRO FORMA FINANCIAL INFORMATION
                  Not Applicable
            C.    EXHIBITS

                  The following Exhibits, as applicable, are attached to this Current Report (Form 8-K). The Exhibit Index is found on the page immediately succeeding the signature page and the Exhibits follow on the pages immediately succeeding the Exhibit Index.

    ITEM                           DESCRIPTION                            PAGE
    ----                           -----------                            ----


      1.         Underwriting Agreement                                    N/A

      2.         Plan of acquisition, reorganization,
                 arrangement, liquidation, or succession                   N/A

      4.         Instruments defining the rights of security
                 holders, including indentures                             N/A

      16.        Letter re: change in certifying accountant                N/A

      17.        Letter re: director resignation                           N/A

      20.        Other documents or statements to security
                 holders                                                   N/A

      23.        Consents of experts and counsel                           N/A

      24.        Power of Attorney                                         N/A

      27.        Financial Data Schedule                                   N/A

      99.        Additional Exhibits

                     99.1 Form of Subscription Agreement
                          Utilized by the Registrant for
                          the Private Placement of 500,000
                          Shares                                             7

                     99.2 Form of Amendment No. 1 to
                          Subscription Agreement Utilized
                          by Registrant for the Private
                          Placement of 500,000 Shares                       18

                     99.3 Form of Subscription Agreement
                          Utilized by Registrant for
                          Private Placement of 1,000,000
                          Shares                                            23


ITEM 8:     CHANGE IN FISCAL YEAR
            Not Applicable

ITEM 9:     CHANGE IN SECURITY RATINGS
            Not Applicable



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                             CPAC, INC.


Date        October 5, 1995                  By  /s/ Thomas N. Hendrickson
     ----------------------------                ------------------------------

                                                 Thomas N. Hendrickson,
                                                 President and Chief Executive
                                                    Officer




                                 EXHIBIT INDEX

    ITEM                           DESCRIPTION                            PAGE
    ----                           -----------                            ----


      1.         Underwriting Agreement                                    N/A

      2.         Plan of acquisition, reorganization,
                 arrangement, liquidation, or succession                   N/A

      4.         Instruments defining the rights of security
                 holders, including indentures                             N/A

      16.        Letter re: change in certifying accountant                N/A

      17.        Letter re: director resignation                           N/A

      20.        Other documents or statements to security
                 holders                                                   N/A

      23.        Consents of experts and counsel                           N/A

      24.        Power of Attorney                                         N/A

      27.        Financial Data Schedule                                   N/A

      99.        Additional Exhibits

                     99.1 Form of Subscription Agreement
                          Utilized by the Registrant for
                          the Private Placement of 500,000
                          Shares                                             7

                     99.2 Form of Amendment No. 1 to
                          Subscription Agreement Utilized
                          by Registrant for the Private
                          Placement of 500,000 Shares                       18

                     99.3 Form of Subscription Agreement
                          Utilized by Registrant for
                          Private Placement of 1,000,000
                          Shares                                            23